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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 1997


                              EXECUSTAY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       000-22941                   52-2042280
----------------------------      -----------------------        -------------------
(State or other jurisdiction      (Commission file number)          (IRS employer
      of incorporation)                                          identification No.)

              7595 Rickenbacker Drive, Gaithersburg, Maryland 20879
              -----------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (301)948-4888
                                                            -------------


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Item 2.  Acquisition or Disposition of Assets.

                On November 1, 1997, ExecuStay Corporation of America (the "Buyer"), a wholly-owned subsidiary of ExecuStay Corporation ("ExecuStay"), purchased all of the outstanding capital stock of Boland Corporate Housing, Inc. ("Boland Corporation") from Ellen Boland and William Boland (together referred to as the "Sellers") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") among the Buyer, ExecuStay, the Sellers and Boland Corporation. As a result of this acquisition, Buyer obtained all of Boland Corporation's assets and liabilities, including rights under and to Boland Corporation's ongoing leases and contracts. Prior to this transaction, ExecuStay and the Buyer were not affiliated with the Sellers or Boland Corporation and the Stock Purchase Agreement was negotiated at arms' length. Boland Corporation's purchase price was determined through negotiations by the parties. The consideration for the acquisition of Boland Corporation was $8,248,333, consisting of 186,000 unregistered shares of ExecuStay's common stock and $6,304,752 in cash. The total purchase price is subject to a post-closing adjustment to be paid no later than March 1, 1998, and which is based upon Boland Corporation's 1997 adjusted earnings before interest and taxes and a final determination of Boland Corporation's tangible net book value as of the closing date. The cash used in the acquisition came from cash and investments on hand.

                A copy of the Stock Purchase Agreement is attached hereto as
                Exhibit 2.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)  Financial Statements of Business Acquired

                     The required financial statements of Boland Corporation are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date upon which this Current Report on Form 8-K is required to be filed.

                (b)  Pro Forma Financial Information

                     The required pro forma financial information relative to the acquisition of Boland Corporation is not included in this Current Report on Form 8-K. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date upon which this Current Report on Form 8-K is required to be filed.


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                (c)  Exhibits

                     Exhibit No.             Description
                     -----------             -----------
                     2.1                     Stock Purchase Agreement by and between ExecuStay
                                             Corporation of America, ExecuStay Corporation and
                                             Boland Corporate Housing, Inc., Ellen Boland and
                                             William Boland, dated as of November 1, 1997.

                     The following exhibits and schedules to the Stock Purchase Agreement have been omitted, and ExecuStay will file supplementally any such exhibits or schedules to the Commission upon request:

                     Schedules to Stock Purchase Agreement
                     -------------------------------------
                     Schedule 2.01           Corporate Organization and Good Standing

                     Schedule 2.02           Conflicts, Consents, etc.

                     Schedule 2.06           Financial Statements -- Exceptions, Notes

                     Schedule 2.07           Exceptions to Undisclosed Liabilities

                     Schedule 2.08           Exceptions to Material Adverse Change

                     Schedule 2.09           Contracts, Leases, Committments, etc.

                     Schedule 2.10           Developments Since September 30, 1997

                     Schedule 2.11           Title to Properties, Liens, etc.

                     Schedule 2.12           Accounts Receivable Disclosures/Governmental Filings

                     Schedule 2.13           Tax Matters

                     Schedule 2.14           Intellectual Property Rights

                     Schedule 2.15           Litigation

                     Schedule 2.16           Employee, Labor Matters

                     Schedule 2.17           Employee benefit Plans

                     Schedule 2.18           Insurance


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
                     Schedule 2.19           Affiliate Transactions

                     Schedule 2.20           Customers and Suppliers

                     Schedule 2.21           Officers & Directors/Bank Accounts

                     Schedule 2.22           Compliance with Laws; Permits

                     Schedule 2.23           Environmental Matters

                     Schedule 4.04           Consents and Approvals

                     Schedule 4.08           Key Employees to Sign Employment Agreements

                     Exhibits to Stock Purchase Agreement
                     ------------------------------------
                     Exhibit A               Projected 1997 Company Year End Results

                     Exhibit B               September 30, 1997 Company Tangible Net Book Value

                     Exhibit C               Allocation of Assets for 338 Election

                     Exhibit D               Company Financial Statements -- December 31, 1995, December 31, 1996 and
                                             September 30, 1997

                     Exhibit E               Form of Non-Competition Agreement

                     Exhibit F               Form of Employment Agreement (Ellen Boland)


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


                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 1997                           EXECUSTAY CORPORATION

                                                   /s/ Gary R. Abrahams
                                                   -----------------------------
                                                   Gary R. Abrahams
                                                   Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit
Number            Item
------            ----
2.1               Stock Purchase Agreement by and between ExecuStay
                  Corporation of America, ExecuStay Corporation and Boland
                  Corporate Housing, Inc., Ellen Boland and William Boland,
                  dated as of November 1, 1997